UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2019

(Exact name of registrant as specified in its charter)

Commission file number: 1-33741

Texas	38-3765318
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P. O. Box 224866, Dallas, Texas 75222-4866	(214) 977-8222
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	AHC	New York Stock Exchange

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Shareholders of A. H. Belo Corporation (the "Company" or "A. H. Belo") was held on May 9, 2019, in Dallas, Texas.  The following are the final voting results and a brief description of each matter submitted to the Company's shareholders at that meeting.  Each proposal is described in more detail in the Company's 2019 Proxy Statement, dated March 28, 2019.

Proposal 1:  Election of Directors.  The shareholders of the Company elected each of the director nominees nominated by the Company's Board of Directors, as follows: John A. Beckert, Louis E. Caldera, Robert W. Decherd, Ronald D. McCray, Tyree B. (Ty) Miller, James M. Moroney III, and Nicole G. Small were elected as directors and are eligible to serve a one-year term until the 2020 annual meeting.

The following is a tabulation of the voting results with respect to each director nominee:

Director	Votes For	Withheld	Broker Non-Votes
John A. Beckert	28,630,245	9,500,868	3,720,061
Louis E. Caldera	29,512,698	8,618,415	3,720,061
Robert W. Decherd	36,027,132	2,103,981	3,720,061
Ronald D. McCray	29,511,943	8,619,170	3,720,061
Tyree B. (Ty) Miller	29,510,103	8,621,010	3,720,061
James M. Moroney III	35,139,953	2,991,160	3,720,061
Nicole G. Small	30,051,407	8,079,706	3,720,061

Proposal 2:  Ratification of the Appointment of Independent Registered Public Accounting Firm. The Company's shareholders ratified the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019 by the following vote:

For	Against	Abstain	Broker Non-Votes
41,762,832	73,605	14,737	0

Item 8.01. Other Events.

On May 9, 2019, the Company’s Board of Directors approved a third quarter 2019 dividend of $0.08 per share. The dividend will be payable on September 6, 2019 to shareholders of record at the close of business on August 16, 2019. A copy of the announcement press release is furnished with this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1  Press Release issued by A. H. Belo Corporation on May 10, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 10, 2019	A. H. BELO CORPORATION

	By:	/s/ Christine E. Larkin
Christine E. Larkin
Senior Vice President/General Counsel & Secretary

EXHIBIT INDEX

Exhibit No. 99.1   Press Release issued by A. H. Belo Corporation on May 10, 2019